Income Taxes	12 Months Ended
Mar. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

11.  Income Taxes

The provision for income taxes for the periods presented in the Consolidated Statements of Operations and Comprehensive Income represents minimum California franchise taxes. Income tax expense differed from the amounts computed by applying the U.S. federal income tax rate of 34% to pretax losses as a result of the following:

	Fiscal Years Ended March 31,
	2015		2014

Computed expected tax benefit	(34.0	) %	(34.0	) %
Tax effect of Warrant Liability mark to market	(0.1	) %	41.5%
Other losses not benefitted	34.0%		(7.5	) %
Other	0.1%		0.1%

Income tax expense	0.0%		0.1%

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows (in thousands):

	March 31,
	2015	2014
Deferred tax assets:
Net operating loss carryovers	$23,054	$19,733
Basis differences in fixed assets	24	37
Accruals and reserves	2,694	1,383

Total deferred tax assets	25,772	21,153

Valuation allowance	(25,772)	(21,153)

Net deferred tax assets	$-	$-

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $4,619,000 and $2,126,000 during the fiscal years ended March 31, 2015 and 2014, respectively. When realized, deferred tax assets related to employee stock options will be credited to additional paid-in capital.

As of March 31, 2015, we had U.S. federal net operating loss carryforwards of $58.7 million, which will expire in fiscal years 2020 through 2035.  As of March 31, 2015, we had state net operating loss carryforwards of $53.1 million, which will expire in fiscal years 2016 through 2035.

U.S. federal and state tax laws include substantial restrictions on the utilization of net operating loss carryforwards in the event of an ownership change of a corporation. We have not performed a change in ownership analysis since our inception in 1998 and accordingly some or all of our net operating loss carryforwards may not be available to offset future taxable income, if any.

The Company files income tax returns in the U.S. federal and Canadian jurisdictions and California and Maryland state jurisdictions. The Company is subject to U.S. federal and state income tax examinations by tax authorities for tax years 2000 through 2015 due to net operating losses that are being carried forward for tax purposes.

The Company does not have any uncertain tax positions or unrecognized tax benefits at March 31, 2015 and 2014. The Company’s policy is to recognize interest and penalties related to income taxes as components of interest expense and other expense, respectively.